FORM 8-K CURRENT REPORT

Pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934

Date of this Report: April 19, 2006

MONTANA ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-46174	14-1824753
(State of Incorporation)	(Commission File Number)	(Federal Employer I.D. No.)

Suite 610 One East Main Street Rochester, New York 14614-1880 (Street Address of Principal Executive Office) Mailing Address: Post Office Box 202 Wyoming, New York 14591-0202

(585) 495-9923

(Registrant’s Telephone Number Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Registrant is submitting this Form 8-K filing to report current and extraordinary events in accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934 and to report non-public information required to be disclosed by Regulation FD.

APPLICABLE DISCLOSURES AND DISCLAIMERS.

This is a current report filed with the U. S. Securities and Exchange Commission (the "Commission") by Montana Acquisition Corporation, a United States corporation organized under the laws of the State of Delaware (the "Registrant"), on Form 8-K (this "Report"). The Registrant is stating all of the material facts necessary for the Commission and the public to make an informed decision pertinent to the matters subject herein and to the disclosures annexed hereto pursuant to Federal securities disclosure and reporting requirements.

NOTICE OF EVENTS TO BE REPORTED AND TIME FOR FILING OF REPORT.

This Report contains current information on the Registrant as of the date hereof. The Registrant considers the information in this Report to be "filed" under the relevant rules and regulations of the Securities Exchange Act of 1934 that are applicable to "filed" information.

NOTICE OF APPLICATION OF GENERAL RULES AND REGULATIONS.

Where permitted or as may be applicable, the Registrant has elected to report the information contained in this filing using the alternate options available to a "small business issuer" under the rules and regulations set forth in Regulation S-B. Furthermore, if and where the use of the term "small business" is used, the Registrant is deemed a "small business" under the definition rendered by the Regulatory Flexibility Act. The Registrant is not the issuer of "asset-backed" securities, and is not subject to the rules and regulation promulgated by Regulation AB; furthermore, no part of the Registrant's assets or operations should be deemed to exist under a depositor-servicer relationship, and, the Registrant is not involved in servicing pool assets.

FURTHER UNDERTAKINGS.

The Registrant, for the events that occurred during the period described herein, further agrees (a) to timely file an amendment or amendments that reflect a change or changes in the facts or events that, individually or collectively, represent a fundamental change in the information contained in this Report for each period in question and (b) to include any other information that may be pertinent to the events described in this Report and obtained by the Registrant on a date beyond the date of this Report.

Moreover, the disclosure of the type of information presented to the Commission and to the public hereunder may require the Registrant to include information in this Report that contains the information suggested by the Commission's Release No. 33-8407 and Release No. 34-49566 (or elsewhere set forth in 17 CFR 240 et seq.), which information is required to be disclosed by "blank check" or "shell" companies.

AVAILABLE INFORMATION.

As of the date of this Report, the Registrant is subject to the reporting requirements of section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, is obligated to file current, periodical, and annual reports, proxy statements, and other information with the Commission, and is obligated to deliver copies of certain reports and filings by mail to its shareholders and to certain other parties, as required by United States'

- ii -

Federal securities laws. Such reports, proxy statements, and other filings may be inspected (at no charge) and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of said materials may be obtained at prescribed rates from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 or from the Commission's Web site, the address of which is www.sec.gov.

The Registrant encourages its shareholders to ask questions of and receive answers from it concerning any aspect of the information contained in this Report, and, if necessary, to obtain additional information, to the extent the Registrant possesses such information or to the extent the Registrant can acquire such information without unreasonable effort or unreasonable expense, in order to verify the accuracy of the information contained in this Report to any of its shareholders or to the public-at-large. The Registrant encourages its shareholders to contact it; if electronically, to montanainvestors@rochester.rr.com, or, if by mail, to its mailing address, which is Post Office Box 202, Wyoming, New York 14591-0202, or to the address of its principal executive office. (The Registrant cannot assure the Commission or the public that its principal executive office address, its mailing address, its telephone number, or its e-mail address will remain operative on any date beyond the date of this Report, and each of which is subject to change without notice.)

- iii -

SECTION 2 - FINANCIAL INFORMATION.

Ordinarily, the events that are being disclosed in this Report were to have been made on an earlier date; however, the Registrant did not have conclusive confirmation of the existence of these certain events until the business day that preceded the date on the cover of this Report.

Item 2.03. Creation of a Direct Financial Obligation.

Some of the statements made in Item 2.03 of this Report may be deemed to be "forward-looking statements", as that term is defined in Section 27A of the Securities Act of 1933 (15 U.S.C. 77z-2) and in Section 21E of the Securities Exchange Act of 1934 (15 U.S.C. 78u-5), which are referred to as "statutory safe harbor" provisions.

Forward-looking statements are not historical facts; rather, such statements are based upon the opinions and estimates of the Registrant's senior executive management on the date such statements are made. Every forward-looking statement reflects an inherent risk and uncertainty that could cause the actual results of any such event to differ materially from the plans, projections, or expectations expressed or implied in such statement by the Registrant's senior executive management on the date the statement was made. These forward-looking statements that may infer an impression of optimism about the beliefs and expectations of the Registrant's senior executive management may be expressed through words such as "expects", "anticipates", "intends", "plans", "believes", "seeks", estimates", "contemplates", "prospective", "attempt", "proposed", and similar expressions or terms, which identify forward-looking statements.

The Registrant cautions the Commission and the public not to place undue influence on these forward-looking statements, which speak only as of the date they were made and may not have been updated in further filings, schedules, or reports required to be filed with the Commission, or with any other body government.

A. Increase in Authorized Capital.

     Ordinarily, the Registrant would not deem the following reported activity to be material in terms of a direct financial obligation; however, because the Registrant is a "blank check" or "shell" company with minimal or no assets, the prospective tax liabilities that are the result of the Board Actions and Shareholder Actions are not considered to be material.

     On March 13, 2006, the Registrant's Board of Directors, acting by unanimous written consent in lieu of a meeting, resolved, among other things, to increase the Registrant's authorized capital and to authorize the Registrant's sole officer and director to file such registration statements, or amendments thereto, and other filings with and to notify the Commission of the actions taken by the Registrant's Board of Directors (the "Board Actions"). Subsequent to those certain Board Actions, the principal shareholder of the Registrant, Randolph S. Hudson, effected a shareholder action by less than the unanimous vote of shareholders acting without a meeting; whereby, Mr. Hudson ratified the Board Actions by his written consent (hereinafter, the "Shareholder Actions"). The Board Actions and the Shareholder Actions were conducted in accordance with the provisions of the General Corporation Law of Delaware and not inconsistent with the Registrant's Certificate of Incorporation and Bylaws. [For additional information concerning the Registrant's intentions with regard to the imminent disclosure by it of non-public information that correlates with the information contained in section second of this Report, readers should examine Section 7 - Regulation FD, hereinbelow.]

     On March 28, 2006, the Registrant caused its authorized agent to file a Certificate of Amendment of Certificate of Incorporation with the State of Delaware (hereinafter, the "First Amendment"); whereby, the Registrant increased its authorized capital from 50,000 shares of common stock, $0.001 par value per share, to 100,000,000 shares, $0.001 par value per share (hereinafter, the Registrant's "Common Stock"), and, further, created a class of preferred stock that consists of 50,000,000 shares, $0.001 par value per share (hereinafter, the Registrant's Preferred Stock"). [A facsimile of the Registrant's Certificate of Amendment of Certificate of Incorporation is annexed hereto as Exhibit 3(i)(B) hereof. In addition, the Registrant is annexing its Certificate of Incorporation and Bylaws as Exhibits 3(i)(A) and 3(i)(C) hereof, respectively.] For additional information on the Registrant's securities, readers should examine the respective sections of this Report identified as "Item 3.03. Material Modifications to Rights of Security Holders" and "Item 8.01. A. Description of Securities".

     As the result of the change to the Registrant's capital structure, among other effects, the Registrant created a material direct financial obligation, in that its future assessments for Delaware Franchise Tax will increase significantly. The Registrant is unable to predict the specific amount of any such future financial obligations, other than to state the prospective tax liability may be $10,000 or greater per annum, because the future assessment, although expected to be significant, will depend on a number of factors, some of which are the number of shares of its Common Stock and Preferred Stock, issued and outstanding at the end of each successive calendar year following the date of this Report and the sum of the Registrant's gross and net assets to be reported to the State of Delaware at the end of each calendar year that succeeds the date of this Report.

SECTION 3 - SECURITIES AND TRADING MARKETS.

Ordinarily, the events that are being disclosed in this Report were to have been made on an earlier date; however, the Registrant did not have conclusive confirmation of the existence of these certain events until the business day that preceded the date on the cover of this Report.

Item 3.03. Material Modifications to Rights of Security Holders.

A. Amendment to the Registrant's Certificate of Incorporation; Authorized Capital.

     On March 13, 2006, the Registrant's Board of Directors, acting by unanimous written consent in lieu of a meeting, resolved, among other things, to increase the Registrant's authorized capital and to create a new class of preferred stock (the "Board Actions"). Subsequent to those certain Board Actions, the principal shareholder of the Registrant, Randolph S. Hudson, effected a shareholder action by less than the unanimous vote of shareholders acting without a meeting; whereby, Mr. Hudson ratified the Board Actions by his written consent (hereinafter, the "Shareholder Actions").

     On March 28, 2006, the Registrant caused its authorized agent to file a Certificate of Amendment of Certificate of Incorporation with the State of Delaware (hereinafter, the "First Amendment"); whereby, the Registrant increased its authorized capital from 50,000 shares of common stock, $0.001 par value per share, to 100,000,000 shares, $0.001 par value per share (hereinafter, the Registrant's "Common Stock"), and, further, created a class of preferred stock that consists of 50,000,000 shares, $0.001 par value per share (hereinafter, the Registrant's Preferred Stock").

     The effects of the Registrant's Board Actions and Shareholder Actions, with regard to the increase in and creation of an additional class, of the Registrant's authorized capital upon it shareholders is two-fold: firstly, the Registrant has significant additional shares of its common stock and a new class of preferred stock that it may issue to new investors, which, in the case of its common stock, depending on the number of shares the Registrant was to issue, may significantly dilute the percentage ownership position of the Registrant's existing shareholders, or, in the case of the Registrant's issuance of preferred stock, the preferred stock may be convertible to common stock, at the discretion of the Board of Directors, which, upon the act of any such conversion may significantly dilute the percentage ownership position of the Registrant's existing shareholders; secondly, the Board of Directors may fix the price of newly-issued Common Stock at a price per share that is significantly less than the price paid by existing shareholders. (e.g., if an original shareholder purchased 100 shares at $4 per share - a $400 investment - and a new shareholder purchased shares at the equivalent investment price although at a per share price of $0.04, the new investor would receive 10,000 shares of the Registrant's Common Stock, thus, creating a disparity to the preexisting shareholder in terms of any prospective per share value of the Registrant's Common Stock.) To further the prospect of an imbalance between the Registrant's existing shareholders and new, post-amendment shareholders, the Registrant's principal shareholder, Randolph S. Hudson, could impose certain arrangements that preferentially favor certain shareholders by authorizing anti-dilution agreements, or, Mr. Hudson could, arbitrarily, issue shares to individuals or entities in exchange for work or services - including himself - that may substantially dilute the percentage ownership positions of the Registrant's pre-amendment shareholders. [The Registrant has identified certain risks that may be encountered by its present, or pre-amendment shareholders, which risks are more fully described in Section 8 - Item 8.01. B hereinbelow.]

     The common rights of the holders of the Registrant's Common Stock are not in any other way affected by the Board Actions or the Shareholder Actions and no other amendment to the Registrant's Certificate of Incorporation, as amended, nor any amendment to the Registrant's Bylaws, were made. The Registrant's Board of Directors does not contemplate issuing any shares of the Registrant's Preferred Stock in the nine-month period following the date of this Report.

     Of course, the Registrant has been experiencing restrictions on its working capital; and, the Registrant has not paid any dividend to holders of its Common Stock from its inception. Moreover, the Registrant does not anticipate paying any dividends to holders of its Common Stock in the 12-month period following the date of this Report. [The Registrant is more fully describing those certain risks relative to its working capital position, and fiscal operations, in general, in Section 8 - Item 8.01. B hereinbelow.]

B.	Post-Effective Amendment Required on the Registrant's Registration Statement on Form SB- 2.

     On September 20, 2000, the Registrant filed a Registration Statement with the Commission on Form SB-2, which, following four amendments to respond to comments by the Commission, became effective on December 6, 2001. Under that Registration Statement, the Registrant registered certain shares of its common stock for sale to the public at an offering price of $4 per share. On the date of the initial offering, and under the representations made in that Registration Statement and the disclosures made in the accompanying prospectus, as amended, the Registrant stated that its authorized capital consisted of 50,000 shares of common stock, $0.001 par value per share.

     The Registrant continues to operate under the premise that its Registration Statement is validly existing and that the Registrant has received no notice to the contrary from the Commission; to that extent, it will be necessary for the Registrant to file an amendment to that Registration Statement, which, among other things, will require the Registrant to disclose the change it has made to its authorized capital, and (1) to recalculate the amount of its registration fee payable to the Commission thereunder and (2) to restate the offering price per share, in the event the Registrant will continue to offer shares of its common stock to the public in accordance with the provisions disclosed in that Registration Statement.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT.

Ordinarily, the events that are being disclosed in this Report were to have been made on an earlier date; however, the Registrant did not have conclusive confirmation of the existence of these certain events until the business day that preceded the date on the cover of this Report.

Item 5.03. Amendment to Certificate of Incorporation.

     As of the date of this Report, the Registrant has determined that it never registered a class of securities with the Commission under Section 12 of the Securities Exchange Act; however, because the Registrant intends to register a certain number of its shares of Common Stock under Section 12(g) of the Securities Exchange Act, in accordance with Rule 12b-1 thereof, on the first practicable date following the date of this Report, the Registrant is voluntarily providing the following information in response to Item 5.03 of Form 8-K. [For more information on the Registrant's intentions in this regard, readers should examine the Registrant's statements made in Section 7 - Regulation FD hereunder.]

     On March 28, 2006, the Registrant's Board of Directors caused its authorized agent to amend its Certificate of Incorporation (a) to increase its authorized common capital stock from 50,000 shares, $0.001 par value per share, to 100,000,000 shares, $0.001 par value per share and (b) to create a class of preferred stock that would authorize the Registrant to issue 50,000,000 shares, $0.001 par value per share. [The specifics on the authorizations by the Registrant's Board of Directors andshareholders, respectively, are more fully described in Section 2 hereinabove.]

     (Due to severe financial hardships and effects of Acts of Nature, the Registrant was incapable of timely reporting the Board Actions and Shareholder Actions on Schedule 14C; however, the Registrant is reporting these events in this Report. The Commission and readers should refer to Section 7 - Item 7.01. A for additional information relevant to the disclosure of information that would, otherwise, be required to be contained in the Registrant's annual report on Form 10-KSB.)

     The effective date of the Registrant's amendment to its Certificate of Incorporation was March 28, 2006; however, the Registrant did not receive the conclusive proof-of-filing of the amendment until prior to the date hereof.

     In its original, unamended, Certificate of Incorporation, the Registrant stated in the following in article fourth thereof:

     "FOURTH: The total number of shares of stock of the corporation shall have authority to issue is 50,000 shares. The par value of each such shares is $.001. All such shares are of one class and are shares of common stock."

The Registrant amended its article fourth in its Certificate of Incorporation to read as follows:

     "Fourth: The total number of shares of stock which this corporation is authorized to issue is One hundred million (100,000,000) shares of common stock and Fifty million (50,000,000) shares of preferred stock, each with a par value of $0.001 per share."

[A facsimile of the Registrant's Certificate of Amendment of Certificate of Incorporation is annexed hereto as Exhibit 3(i)(B) hereof.]

No other changes were made to the Registrant's Certificate of Incorporation or its Bylaws. The Registrant did not make any changes related to its fiscal year.

The Registrant is not an issuer of "asset-backed securities", as that term is defined in 17 CFR 229.1101.

SECTION 7 - REGULATION FD.

Some of the statements made in Section 7 of this Report may be deemed to be "forward-looking statements", as that term is defined in Section 27A of the Securities Act of 1933 (15 U.S.C. 77z-2) and in Section 21E of the Securities Exchange Act of 1934 (15 U.S.C. 78u-5), which are referred to as "statutory safe harbor" provisions.

Forward-looking statements are not historical facts; rather, such statements are based upon the opinions and estimates of the Registrant's senior executive management on the date such statements are made. Every forward-looking statement reflects an inherent risk and uncertainty that could cause the actual results of any such event to differ materially from the plans, projections, or expectations expressed or implied in such statement by the Registrant's senior executive management on the date the statement was made. These forward-looking statements that may infer an impression of optimism about the beliefs and expectations of the

Registrant's senior executive management may be expressed through words such as "expects", "anticipates", "intends", "plans", "believes", "seeks", estimates", "contemplates", "prospective", "attempt", "proposed", and similar expressions or terms, which identify forward-looking statements.

The Registrant cautions the Commission and the public not to place undue influence on these forward-looking statements, which speak only as of the date they were made and may not have been updated in further filings, schedules, or reports required to be filed with the Commission, or with any other body government.

Item 7.01. Regulation FD Disclosure

A.	Schedule 14A and Schedule 14C Information Not Previously Disclosed. 1. Date, Time, and Place Information.

     A letter was to have been furnished to the holders of record of the common stock of the Registrant on or about March 13, 2006, to inform them of certain corporate actions that ordinarily would have been considered to be a submission of matters to a vote of security holders, which were approved by the less than the unanimous vote of the Registrant's shareholders, who acted by written consent without a meeting on March 13, 2006 (the "Shareholder Actions").     A call for the Shareholder Actions was made by the Registrant's principal beneficial owner, Randolph S. Hudson, who owns 23,750 shares (or approximately 95%) of the Registrant's issued and outstanding stock, and was based upon Federal and Delaware Laws that require the vote of shareholders in order to effect and implement actions adopted by the Registrant's Board of Directors, the body of which acted by the unanimous written consent of directors in lieu of a meeting on March 13, 2006.

     Mr. Hudson fixed the Record Date at the close of business on March 3, 2006 for shareholders entitled to notice about the Shareholder Actions that ordinarily would have become effective on April 3, 2006.

     The Registrant was incapable of complying with the reporting requirements set forth in Schedule 14(c), in that the Registrant's said compliance could not have been performed without significant unreasonable and undue effort and without significant undue and unreasonable expense by the Registrant; specifically, (1) the Registrant failed to notify the Commission on either Schedule 14A or Schedule 14C of the events described hereinabove and (2) the Registrant failed to timely file either a Schedule 14A or Schedule 14C with the Commission for the events described hereinabove.

2. Dissenter's Right of Appraisal.

     Under the applicable provisions of the General Corporation Law of Delaware, the Registrant's shareholders were not entitled to exercise dissenter's rights of appraisal in connection with the Shareholder Actions that are the subject of this Item 7.01. A(2).

3. Interest of Certain Persons in Matters to be Acted Upon.

Although no direct solicitation was made, as the Shareholder Actions were made by written consent by less than the unanimous vote of shareholders, it could be construed by the public that the Shareholder Actions were incited by an implied solicitation by Mr.

Hudson. If it were determined or established that any such solicitation did occur, such solicitation would not have been subject to Rule 14a-12(c) (17 CFR 240.14a -12(c)).

There exists no relationship or other affiliation between Mr. Hudson and any party whom or which was favored by the Shareholder Actions. Mr. Hudson determined the services offered by the persons or firms that were appointed to serve the Registrant as the result of the Shareholder Actions were competitively priced and the terms for the payment for such services or the consideration and costs incurred for the transaction to become payable by the Registrant to such persons or firms was reasonable and common in the ordinary course.

In any event, had the Registrant delivered notice to its shareholders, as it was required to do on Schedule 14C, and another shareholder of the Registrant resolved to oppose the endorsement of the Board of Directors to favor the transaction, and, if a subsequent vote of the Registrant's shareholders was to have occurred at a special meeting of the Registrant's shareholders, Mr. Hudson's votes in favor of the transaction would have predominated as the result of his percentage of stock ownership in the Registrant; thus resulting in the approval of the Shareholder Actions.

4. Voting Securities and Principal Holders Thereof.

     On March 13, 2006, Mr. Hudson, acting in pursuance of the objectives set forth in Section 228 and Section 242 of the General Corporation Law of Delaware (8 Del. C. § 228 and 8 Del. C. § 242), took action as the principal stockholder of the Registrant to undertake an action by the shareholders; whereby (1) the shareholders authorized an increase in the Registrant's authorized capital and (2) created a class of preferred stock (the "Shareholder Actions") (as such plan is more fully described hereinabove and elsewhere in this Report).

     In pursuance of the aforesaid objectives, Mr. Hudson fixed the record date for shareholders entitled to notice of the Shareholder Actions at March 3, 2006 (the "Record Date"), and proceeded to take shareholder action by written consent in lieu of a meeting. The Registrant's total issued and outstanding shares as of the Record Date were 25,000 shares, all of which were entitled to vote. The Shareholder Actions became effective by the affirmative written consent of the holder of 23,750 shares of the Registrant's common stock. The Registrant does not have provisions for cumulative voting in its Certificate of Incorporation or in its Bylaws.

     A shareholder action by written consent in lieu of a meeting is permitted by Section 228 of the General Corporation Law of Delaware.

     The authorized Shareholder Actions required the approval of a majority of the holders of the Registrant's common stock entitled to vote in order to become effective.

         (a)      The General Corporation Law of Delaware requires that a majority of shareholder votes eligible to be cast in any election is required and constitutes a quorum for the purpose of passing the measures upon which the shareholders acted by written consent (8 Del. C. § 216(1)). (Mr. Hudson's percentage ownership in the Registrant constituted a plurality of eligible votes cast by written consent in favor of these proposals.)

     There was not a meeting of the Registrant's shareholders and none was required under the statutes of the General Corporation Law of Delaware applicable to shareholder actions by written consent.

5. Modification or Exchange of Securities.

     Certain corporate actions were taken with regard to the modification of the Registrant's common stock.

     On March 13, 2006, the Registrant's Board of Directors, acting by unanimous written consent in lieu of a meeting, resolved, among other things, to increase the Registrant's authorized capital and to create a new class of a debt security (the "Board Actions"). Subsequent to those certain Board Actions, the principal shareholder of the Registrant, Randolph S. Hudson, effected a shareholder action by less than the unanimous vote of shareholders acting without a meeting; whereby, Mr. Hudson ratified the Board Actions by his written consent (hereinafter, the "Shareholder Actions").

     On March 28, 2006, the Registrant caused its authorized agent to file a Certificate of Amendment of Certificate of Incorporation with the State of Delaware (hereinafter, the "First Amendment"); whereby, the Registrant increased its authorized capital from 50,000 shares of common stock, $0.001 par value per share, to 100,000,000 shares, $0.001 par value per share (hereinafter, the Registrant's "Common Stock"), and, further, created a class of preferred stock that consists of 50,000,000 shares, $0.001 par value per share (hereinafter, the Registrant's Preferred Stock").

Regulation S-B, Item 202 Information.

[The information set forth hereinbelow is being provided as the Registrant's response pursuant to the requirements of Item 12 of Schedule 14A. For a more detailed explanation of the Registrant's response to the information required by Regulation S-B, Item 202, the Commission and readers should review the Registrant's statements made in Section 8, Item 8.01. A, which provides a detailed explanation of the Registrant's capital structure, as amended, and should examine the attendant risks relating to the fundamental or material changes to the Registrant's capital structure that are disclosed in Section, Item 8.01. B hereof.]

     On September 20, 2000, the Registrant filed a Registration Statement with the Commission on Form SB-2, which, after following four amendments filed by the Registrant to respond to comments by the Commission, became effective on December 6, 2001 (the "Registration Statement"). Under that Registration Statement, the

Registrant registered certain shares of its common stock for sale to the public at an offering price of $4 per share. On the date of the initial offering, and under the disclosures made in that Registration Statement, as amended, the Registrant stated that its authorized capital consisted of 50,000 shares of common stock, $0.001 par value per share.

     In that Registration Statement, and in the prospectus that accompanied that Registration Statement, the Registrant indicated that its authorized capital was comprised of one class of stock, which was designated as common stock that consisted of 50,000 shares, $0.001 par value per share. The Registrant further indicated that it was not authorized to issue and was not offering any shares of preferred stock (or any other type of debt security).

     With respect to the outstanding securities and the modified new securities, there are no material differences as to the dividend, voting, or preemption rights thereunder. The only difference is in the total authorized number of shares, which, in this case, increased from 50,000 shares, $0.001 par value per share, to 100,000,000 shares, par value $0.001 par value per share.

     The principal reason for the modification that increased the Registrant's authorized capital was the Registrant's inability to create a market or to (potentially) offer significant additional shares for sale or otherwise to the public, because there were not shares in number sufficient to accomplish any of those objectives. The Registrant was authorized to issue 50,000 shares and it had already issued 25,000 of those shares. It was the opinion of the Registrant's sole officer and director that the Registrant would be unable to carryout its future, yet announced, business objectives, by having to rely on only 25,000 shares. Moreover, if the Registrant were to entertain the sale of issuance of additional shares, with the limited number of authorized shares the Registrant was able to issue, the price per share would be such to discourage prospective investors from purchasing such shares, based on what would need to be the offering price per share. Alternatively, if the Registrant offered the remaining authorized but unissued shares to the public at its most recent offering price of $4 per share, the capital generated from any such investment would be limited to $100,000, which, in the opinion of the Registrant's sole officer and director would be insufficient to either acquire an ongoing business or to effect a business combination suitable to meet the Registrant's future objectives.

      Regardless of the Registrant's Board Actions and Shareholder Actions, the Commission and the public should be informed of certain risks that are appurtenant to the Registrant's issuance of its Common Stock; the Registrant is identifying these risks in Section 8, Item 8.01. B hereinbelow.

     The Registrant is not in arrears on the payment of any dividends, as the Registrant's Board of Directors has not declared a dividend payable to the holders of its common stock from the date of its inception. The Registrant, directly and under what could be considered an "off-balance sheet" arrangement is not in default in principal or interest in respect to the outstanding securities that were modified by the Board Actions and the Shareholder Actions.

     There are no other material features of the modification of the Registrant's common voting equity securities, by amendment to the Registrant's Certificate of Incorporation.

     Because this information is being furnished under cover of Form 8-K, the Registrant elects to file any financial information that is required to be furnished by Item 13 of Schedule 14A, by amendment, within 71 days from the filing date of this Report.

6. Financial and Other Information.

     Because this information is being furnished under cover of Form 8-K, the Registrant elects to file any financial information that is required to be furnished by Item 13 of Schedule 14A, by amendment to this Report, within 71 days from the filing date of this Report.

7. Amendment of Charter, Bylaws, or Other Documents.

     On March 13, 2006, the Registrant's Board of Directors, acting by unanimous written consent in lieu of a meeting, resolved, among other things, to increase the Registrant's authorized capital and to create a new class of preferred stock (the "Board Actions"). Subsequent to those certain Board Actions, the principal shareholder of the Registrant, Randolph S. Hudson, effected a shareholder action by less than the unanimous vote of shareholders acting without a meeting; whereby, Mr. Hudson ratified the Board Actions by his written consent (hereinafter, the "Shareholder Actions").

     On March 28, 2006, the Registrant caused its authorized agent to file a Certificate of Amendment of Certificate of Incorporation with the State of Delaware (hereinafter, the "First Amendment"); whereby, the Registrant increased its authorized capital from 50,000 shares of common stock, $0.001 par value per share, to 100,000,000 shares, $0.001 par value per share (hereinafter, the Registrant's "Common Stock"), and, further, created a class of preferred stock that consists of 50,000,000 shares, $0.001 par value per share (hereinafter, the Registrant's Preferred Stock").

     The matter that was acted upon did not pertain to the classification of directors of the Registrant.

     The Registrant's Board Actions and Shareholder Actions did not pertain to any anti-takeover or similar proposal discussed in the Commission's Release No. 34-15230. Any anti-takeover or similar provisions the Registrant observes or has adopted in either its Certificate of Incorporation or Bylaws remains unchanged from those statements that were previously reported or disclosed by the Registrant.

8. Voting Procedures.

     The authorized Shareholder Actions required the approval of a certain percentage of the holders of the Registrant's common stock, respectively, in order to become effective.

              1)      The General Corporation Law of Delaware requires that majority of shareholder votes eligible to be cast in any election is required and constitutes a quorum for the purpose of passing the measures in regard to the items upon which the shareholders acted (8 Del. C. § 216(1)). Mr. Hudson's percentage ownership in the Registrant constituted a plurality of eligible votes cast by written consent in favor of these proposals.

      9. Delivery of Documents to Security Holders Sharing an Address.

     The Registrant does not have any shareholders that share the same address, therefore, the Registrant's response to this item and section is not applicable.

B. STATEMENT THAT PROXIES WERE NOT SOLICITED.

The following statement appears prominently in this Report that is being mailed to the Registrant's shareholders:

"THE COMPANY IS NOT ASKING FOR YOUR PROXY STATEMENT OR WRITTEN CONSENT AND YOU ARE NOT REQUESTED TO SEND THE COMPANY A PROXY STATEMENT OR WRITTEN CONSENT."

C. INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON.

     There does not exist any direct substantial interest by Randolph S. Hudson, by his ownership of approximately 95% of the Registrant's common voting equity securities, in any matter that resulted from the Shareholder Actions, which were effected by the written consent of less than the unanimous approval of the Registrant's shareholders.

D. PROPOSALS BY SECURITY HOLDERS.

     No security holders submitted a written proposal to the Registrant prior to the corporate actions taken by the principal shareholder of the Registrant by written consent in lieu of a meeting on any matter, specifically, on the corporate actions subject hereof.

E. DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS.

     The Registrant does not have any shareholders that share the same address, thus, the Registrant's response to this item and/or section is not applicable to this Report.

SECTION 8 - OTHER EVENTS.

Some of the statements made in Section 8 of this Report may be deemed to be "forward-looking statements", as that term is defined in Section 27A of the Securities Act of 1933 (15 U.S.C. 77z-2) and in Section 21E of the Securities Exchange Act of 1934 (15 U.S.C. 78u-5), which are referred to as "statutory safe harbor" provisions.

Forward-looking statements are not historical facts; rather, such statements are based upon the opinions and estimates of the Registrant's senior executive management on the date such statements are made. Every forward-looking statement reflects an inherent risk and uncertainty that could cause the actual results of any such event to differ materially from the plans, projections, or expectations expressed or implied in such statement by the Registrant's senior executive management on the date the statement was made. These forward-looking statements that may infer an impression of optimism about the beliefs and expectations of the Registrant's senior executive management may be expressed through words such as "expects", "anticipates", "intends", "plans", "believes", "seeks", estimates", "contemplates", "prospective", "attempt", "proposed", and similar expressions or terms, which identify forward-looking statements.

The Registrant cautions the Commission and the public not to place undue influence on these forward-looking statements, which speak only as of the date they were made and may not have been updated in further filings, schedules, or reports required to be filed with the Commission, or with any other body government.

Item 8.01. Other Events.

The section eighth of this Report contains information that, in the case of the registration of the Registrant's common stock under the Securities Exchange Act, would be required to be furnished in response to the appropriate and respective items enumerated in Regulation S-B.

Ordinarily, the events that are being disclosed in this Report were to have been made on an earlier date; however, the Registrant did not have conclusive confirmation of the existence of these certain events until the business day that preceded the date on the cover of this Report.

A. Description of Securities.

The information contained in Section 8.01. A. of this Report pertains to the most recent information by the Registrant in regard to its common voting equity, debt, and other types of securities.

The information is being provided in response to Item 202 of Regulation S-B and is deemed to supersede any other information contained in any other report, registration statement, or filing with the Commission applicable to the subject matter hereof as of the date hereof, until further modified or amended by the Registrant. The Registrant deems this information "filed" for the purpose permitted by the applicable rules of the Securities Exchange Act.

History and Background.

On March 28, 2006, the Registrant caused its authorized agent to file a Certificate of Amendment of Certificate of Incorporation with the State of Delaware (hereinafter, the "First Amendment"); whereby, the Registrant increased its authorized capital from 50,000 shares of common stock, $0.001 par value per share, to 100,000,000 shares, $0.001 par value per share (hereinafter, the Registrant's "Common Stock"), and, further, created a class of preferred stock that consists of 50,000,000 shares, $0.001 par value per share (hereinafter, the Registrant's Preferred Stock").

On September 20, 2000, the Registrant filed a Registration Statement with the Commission on Form SB-2, which, after following four amendments filed by the Registrant to respond to comments by the Commission, became effective on December 6, 2001 (the "Registration Statement"). Under that Registration Statement, the Registrant registered certain shares of its common stock for sale to the public at an offering price of $4 per share.

On the date of the initial offering, which is indicated in that Registration Statement, and in the prospectus that accompanied that Registration Statement, the Registrant indicated that its authorized capital was comprised of one class of stock, which was designated as common stock and that consisted of 50,000 shares, $0.001 par value per share. The Registrant further indicated that it was not authorized to issue and was not offering any shares of preferred stock (or any other type of debt security). However, as a part of its most recent Board Actions and Shareholder Actions, the Registrant is, from March 28, 2006, eligible to issue shares of preferred stock up to the maximum authorized amount permitted by Delaware Law, which are 50,000,000 shares, par value $0.001 per share.

In regard to the information that was contained in that Registration Statement, in respect of the information that applies to the disclosures made in this Report, the Registrant is only furnishing that information, which disclose a change to the information previously reported in that Registration Statement. Consequently, because the registrant did not offer any shares of preferred stock, of any debt security, or of any other securities or instruments, the statements made hereinbelow will apply to the Registrant's Common Stock.

The Commission and the public should be informed: With respect to the outstanding securities and the modified new securities (all of which represent the Registrant's Common Stock), there are no material differences as to the dividend, voting, or preemption rights thereunder. The only difference is in the total authorized number of shares, which, in this case, increased from 50,000 shares, $0.001 par value per share, to 100,000,000 shares, par value $0.001 par value per share.

Common Stock.

The Registrant is authorized to issue 100,000,000 shares of common stock, $0.001 par value per share.

Each outstanding share of common stock is entitled to one vote, either in person or by proxy, on all matters that may be voted upon at meetings of the stockholders.

Stockholders of common stock have the following rights or limitations on their rights:

  They have equal ratable rights to dividends from legally available funds when and if the Registrant's Board of Directors declares dividends;
  They are entitled to share ratably in all of the assets of the Registrant available for distribution to holders of common stock;

  In the event of liquidation, dissolution or winding up of the affairs of the Registrant, they do not have preemptive, subscription, or conversion rights, or redemption or sinking fund provisions applicable to those rights; and
  They are entitled to one non-cumulative vote per share on all matters on which stockholders may vote at all meetings of stockholders.

The Registrant did heretofore issue 25,000 shares of its common stock, which were issued and outstanding as of September 18, 2000, the date of the Registrant's most recent prospectus, as amended, which was originally filed with the Commission on September 20, 2000.

All shares of the Registrant's common stock which were and remain the subject of that offering are fully paid and non-assessable, and will have no personal liability attaching to the ownership of them. The Registrant's stockholders do not have cumulative voting rights, which means that the holders of more than 50% of the outstanding shares voting for the election of directors can elect all of the directors of the Registrant, if they so choose. In that event, the holders of the remaining shares will not be able to elect any of the Registrant's directors.

As of the date hereof, the Registrant is owned by two shareholders, Randolph S. Hudson, who owns 23, 750 shares (or 95%) of the Registrant's total issued and outstanding common stock and Leslie M. Apple, who owns 1,250 shares (or 5%) of the Registrant's total issued and outstanding common stock. Consequently, Mr. Hudson will be in a position to control all of the affairs of the Registrant.

     Under that offering, the Registrant arbitrarily determined the initial offering price of $4.00 per share. It bears no relationship whatsoever to the Registrant's assets, earnings, book value or any other objective standard of value. Among the factors the Registrant's Board of Directors considered in determining the offering price were:

  The Registrant's lack of an operating history;
  The net proceeds to be raised by the offering;
  The amount of capital to be contributed by the public in proportion to the amount of stock to be retained by present stockholders;
  The relative requirements of the Registrant;
  The current market conditions in the over-the-counter market.

Future Financing.

     In the event the proceeds of the offering are not sufficient to fund the Registrant's search for a merger or acquisition candidate, the Registrant may seek additional financing.

On the date hereof, the Registrant's sole officer and director, Mr. Hudson, does not believe that the proceeds of the offering will be sufficient, neither from a pecuniary perspective nor from an administrative perspective. Therefore, the Registrant expects to issue additional securities before it completes a business combination or otherwise acquires one or more qualified operating assets. In addition, the Registrant may issue additional securities, incur debt, or secure other types of financing, provided any such additional shares are registered under the Securities Act of 1933 under that offering.

If the Registrant does modify its prospectus or its Registration Statement (a) to modify the per share offering price of (b) to increase or decrease the number of shares it is offering under that Registration Statement, the Registrant is required to file amendments to its Registration Statement, accordingly, indicating any such modifications.

Furthermore, for the Registrant's securities to qualify for a quotation on an electronic intermediary quotation system or to trade on a regional or national securities exchange, it will be necessary for the Registrant to register its shares under the Securities Exchange Act of 1934.

As of the date of this Report, the Registrant has not entered into any agreements, plans, or proposals for financing through the issuance of additional securities and it has no plans to do so.

Any funds received in connection with the offering, except and unless the Registrant exchanges shares of its registered stock in connection with a share exchange agreement between the registrant and a qualified proponent, the Registrant will not use the escrowed funds as collateral or security for, or to satisfy, any loan or debt that the Registrant incurs. Moreover, if the Registrant does require additional financing, there is no guarantee that such financing will be available, or, if available, that it will be on terms acceptable to the Registrant.

Reports to Stockholders.

     The Registrant intends to furnish its stockholders with annual reports containing audited financial statements as soon as practicable at the end of each fiscal year. However, as of the date hereof, the Registrant has been incapable of preparing and furnishing its stockholders with such annual reports, because of unreasonable effort and expense. As the result of the effectiveness of that Registration Statement, a reporting obligation was created under Section 15(d) of the Securities Exchange Act. However, pursuant to Section 15(d) of the Securities Exchange Act, the Registrant's duty to report was automatically suspended for fiscal years during which it had less than 300 shareholders of record at the beginning of the year. However, as the result of certain transactions that are scheduled to occur, the Registrant will be resuming its reporting obligations under Section 15(d) of the Securities Exchange Act beginning with the period that commences on July 1, 2006.

Dividends.

     From the date of its inception to-date, the Registrant has had no earnings, and has neither declared nor paid any dividends. Since the Registrant was formed as a "blank check" company with its only intended business being the search for an appropriate business combination, and, because the Registrant has conducted its offering under Rule 419, the Registrant does not anticipate having any earnings until a business combination is reconfirmed by the stockholders. However, the Registrant cannot assure the Commission or the public that, following the completion of a business combination or otherwise after having first acquired one or more operating assets, it will post any earnings or issue dividends. Therefore, the Registrant's Board of Directors does not expect to pay cash dividends to stockholders until after a business combination is reconfirmed.

Transfer Agent.

The Registrant has employed Olde Monmouth Stock Transfer Co., Inc. ("Olde Monmouth") to serve as its stock transfer agent. Olde Monmouth's address is 200 Memorial Parkway, Atlantic Highlands, New Jersey 07716. Olde Monmouth's telephone number is (732) 872-2727.

B. Summary Information and Risk Factors.

     The following risks are being disclosed to the Commission, the Registrant's existing shareholders, and to prospective investors of the Registrant, as such risks pertain to the Board Actions and Shareholder Actions that are the subject of this Report, as follows:

The Registrant Does Not Anticipate Paying Dividends. The Registrant has not paid any dividends to the holders of its common stock from the date of its incorporation. Moreover, the Registrant does not anticipate disbursing a dividend to the holders of its common voting equity securities during the 12-month period following the date of this Report.

The Registrant May Issue Shares for the Acquisition of its Properties or for Services; Issuance of Future Shares May Dilute Value of Stockholders' Stock. The Registrant's Certificate of Incorporation authorizes the issuance of a maximum of 100,000,000 shares of common stock, $0.001 par value per share, and 50,000,000 shares of preferred stock, $0.001 par value per share. As of the date hereof, there are 25,000 shares of common stock outstanding and no shares of preferred stock outstanding. The Registrant may issue substantial numbers of shares of either its common voting equity securities or debt securities, or both, to pursue one or more business opportunities, to effect a business combination with one or more entities, or to enhance its assets. Such, or other, future issuance of all or part of the remaining authorized common stock may result in substantial dilution in the percentage of the Registrant's common stock then held by the Registrant's existing shareholders. Moreover, any common stock issued in the future may be valued on an arbitrary basis by the Registrant's senior executive management. The issuance of the Registrant's shares for future acquisitions may have the effect of diluting the value of shares held by its shareholders, and might have an adverse effect on any future market trading in the Registrant's securities. Moreover, if the Registrant's Board of Directors were to deem it necessary, for whatever reason, to again increase the Registrant's stated authorized capital, such further dilution would have a greater effect upon the Registrant's shareholders, as is described hereinabove, except, in addition to the potential dilution described hereinabove, such added stated capital and resultant dilution may cause some shareholders to own one or fewer shares, as the result of the collective effect of the prospective future events described hereinabove.

The Registrant's Management and Supermajority Shareholder, on a Preferential Basis, May Authorize One or More Anti-Dilution Agreements to Favor Certain Shareholders or Group of Shareholders. The holder-in-supermajority of the Registrant's common stock, Randolph S. Hudson, may direct the Registrant's Board of Directors to enter into each of one or more anti-dilution agreements with each of one or more of the Registrant's current or future shareholders, depending on the rights and preferences associated with their shares and under the relative terms governing the subscription for their shares in the Registrant. If this were to occur, or, if Mr. Hudson was to organize current or future shareholders to vote in accord with him under a voting trust or other form of voting agreement, each of the then existing minority shareholders, or each of the other shareholders whom or which would not be a party to any such anti-dilution or voting agreements, may have to acquiesce to Mr. Hudson's choice on the Registrant's plan of action, or they may have to acquiesce to the voting group's plan or plans of action without being able to input their suggestions for any plan for the Registrant's future development.

Reliance on Key Personnel. The Registrant's future success will greatly depend on the significant participation of Randolph S. Hudson, the Registrant's sole officer and director. Furthermore, the Registrant may need to hire or retain other professional, technical, operations, and administrative personnel, all of whom will be hired, engaged, or retained by Mr. Hudson. The Registrant's future success also will depend on the Registrant's ability to expand, integrate, and retain its management team. Moreover, recruiting and retaining skilled personnel is highly competitive. If the Registrant fails to retain, hire, and integrate qualified employees, professionals, and consultants, the Registrant would not be able to maintain and expand its future operations, if any then may exist. Moreover, it is the Registrant's opinion that, should Mr. Hudson be unable to serve on the Registrant's Board of Directors, and, should Mr. Hudson be unable to remain employed as the Registrant's Chief Executive Officer, the Registrant's current and future business objectives will not be timely or satisfactorily realized.

Supermajority Control by Principal Stockholder. Randolph S. Hudson owns approximately 95% of the Registrant's issued and outstanding common stock. As long as Mr. Hudson holds the number-in-supermajority of the shares of the Registrant's outstanding common stock, he will be able to elect the Registrant's entire Board of Directors and to remove any director, with or without cause and without calling a special meeting. Any shareholders or prospective investors of the Registrant will not be able to affect the outcome of any shareholder vote. As a result, Mr. Hudson will control all matters affecting the Registrant, including: (i) the composition of the Registrant's Board of Directors and, through it, any determination with respect to the Registrant's business direction and policies, including the appointment and removal of its senior executive officers; (ii) the allocation of business opportunities and resources that may be suitable for the Registrant; (iii) any determinations with respect to future mergers or other future business combinations; (iv) the Registrant's acquisition or disposition of assets; (v) the Registrant's financing objectives; (vi) the disposition of any matter relating to dividends, which may be entitled to holders of the Registrant's common stock; and (vii) determinations with respect to the Registrant's tax returns.

No Shareholder Vote on Selection of Target Companies for Acquisition or for Development. The Registrant's minority shareholders will not have an opportunity to evaluate the specific merits or risks of any prospective acquisition or prospective business combination proposed to the Registrant's Board of Directors by the Registrant's sole officer and director, Randolph S. Hudson. As a result, shareholders and future investors will be dependent on the judgment of Mr. Hudson in connection with the selection of the prospective business assets to be acquired or developed by the Registrant and with the selection of one or more candidates with which the Registrant may amalgamate. There can be no assurance that the determinations ultimately made by Mr. Hudson will permit the Registrant to achieve its desired or desirable business objectives. The number of businesses that the Registrant can acquire, the number of business combinations the Registrant can effect, and the diversification of such companies or businesses will, in the near and long terms, be dependent on the amount of capital accommodations or structured credit facilities, or both, the Registrant will be able to secure in a manner that will not cause the Registrant to be adjudged insolvent or to promulgate a determination by any qualified third-party that the Registrant is materially under-capitalized.

     In addition to its reliance on Mr. Hudson, as is stated hereinabove, the Registrant will need to rely on Mr. Hudson, and upon the aid of others with whom or with which Mr. Hudson has made, or will make, satisfactory arrangements, to provide the Registrant with additional credit accommodations in the foreseeable future, on the terms and under the conditions the Registrant's remaining shareholders may disagree to or oppose.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01. Financial Statement and Exhibits.

A. Table of Financial and Non-Financial Exhibits to This Report.

The Registrant considers the information contained in each non-financial exhibit annexed hereto to be "filed" in accordance with the applicable provisions of the Securities Exchange Act of 1934.

There are certain sections of this Report that require the Registrant to furnish financial exhibits to this Report. Regretfully, without significant undue and unreasonable effort and expense, the Registrant is incapable of filing these financial exhibits with this Report; however, the Registrant intends to file such financial exhibits by amendment to this Report within 71 days from the date hereof, as such election is permitted by the rules and regulations of the Securities Exchange Act.

The following is a table of the non-financial exhibits filed with this report.

Exhibit No.	Description of Exhibit

3(i)A	Certificate of Incorporation
3(i)B	Certificate of Amendment of Certificate of Incorporation
3(i)C	Corporate Bylaws
3(i)D	Certificate of Renewal and Revival of Charter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 2006

By Order of the Board of Directors:

MONTANA ACQUISITION CORPORATION, a United States corporation (the "Registrant")

[This Report Does Not Require Certifications by the Registrant's

Principal Executive Officer and/or Principal Financial Officer.]

PAGE 1

State of Delaware

Office of the Secretary of State

I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "MONTANA ACQUISITION CORPORATION", FILED IN THIS OFFICE ON THE SIXTH DAY OF JUNE, A.D. 2000, AT 9 O'CLOCK A.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

Edward J. Freel, Secretary of State

3241708 8100

001293634

AUTHENTICATION: 0488727

DATE: 06-09-00

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 06/06/2000
001293634 – 3241708

CERTIFICATE OF INCORPORATION

OF

MONTANA ACQUISITION CORPORATION

The undersigned, in order to form a corporation for the purposes hereinafter stated, under and pursuant to the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST: The name of the corporation (hereinafter referred to as the "corporation") is Montana Acquisition Corporation.

SECOND: The registered office of the corporation in the State of Delaware is to be located at 1013 Centre Road, Wilmington, Delaware, County of New Castle. The name of the corporation's registered agent at such address is Corporation Service Company.

THIRD: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FIFTH: The name and mailing address of the incorporator are as follows:

NAME	MAILING ADDRESS
Leslie M. Apple	241 Morner Road Rensselaer, New York 12144

SIXTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the corporation, and for further definition, limitation and regulation of the powers of the corporation and of its directors and stockholders:

(1) The number of directors of the corporation shall be such as from time to time shall be fixed by, or in the manner provided in, the by-laws. Election of directors need not be by written ballot.

(2) The Board of Directors of the corporation shall have the power to adopt, amend or repeal the by-laws of the corporation; provided, however, that the fact that such power has been conferred upon the Board of Directors shall not divest the corporation's stockholders of the power, nor limit their power to adopt, amend or repeal the by-laws of the corporation.

(3) In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this certificate, and to any by-laws from time to time made by the stockholders; provided, however, that no by-laws so made shall invalidate any prior act of the directors which would have been valid if such by-laws had not been made.

SEVENTH: The corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

EIGHTH: The personal liability of the directors of the corporation is hereby eliminated to the fullest extent permitted by paragraph (7) of subsection (b) of Section 102 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented.

NINTH: Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

TENTH: From time to time any of the provisions of this certificate of incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights and powers at any time conferred herein on stockholders, directors and officers are subject to the provisions of this Article TENTH.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of June, 2000.

Leslie M. Apple
Incorporator

Delaware

PAGE 1

The First State

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "MONTANA ACQUISITION CORPORATION", FILED IN THIS OFFICE ON THE TWENTY-EIGHTH DAY OF MARCH, A.D. 2006, AT 11:05 O'CLOCK A.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

Harriet Smith Windsor

Harriet Smith Windsor, Secretary of State

3241708 8100

060291356

AUTHENTICATION: 4625849

DATE: 03-28-06

State of Delaware
Secretary of State
Division of Corporations
Delivered 11:09 AM 03/28/2006
FILED 11:05 AM 03/28/2006
SRV 060291356 - 3241708 FILE

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION

OF

MONTANA ACQUISITION CORPORATION

It is hereby certified that:

1. The name of the corporation (hereinafter called the "corporation") is MONTANA ACQUISITION CORPORATION.

2. The Certificate of Incorporation of the corporation is hereby amended by striking out Article Fourth thereof and by substituting in lieu of said Article the following new Article:

3. The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Signed on March 28, 2006

Name: Randolph S. Hudson
Title: President, Secretary, and Treasurer

DE BC D-:CERTIFICATE OF AMENDMENT-AFTER PAYMENT 01/98-1 (#10)

BY-LAWS

OF

MONTANA ACQUISITION CORPORATION

ARTICLE I
OFFICES

The registered office of the corporation shall be established and maintained in the City of Wilmington, County of New Castle, State of Delaware. The corporation may also have offices at such other places within or without the State of Delaware as the board of directors may from time to time determine or the business of the corporation may require.

ARTICLE II
STOCKHOLDERS

1. **Place of Meetings.** Meetings of stockholders shall be held at the registered office of the corporation or at such other place within or without the State of Delaware as the board of directors shall authorize.

2. **Annual Meetings.** An annual meeting of the stockholders shall be held for the election of directors on any business day, chosen by the board of directors, within five months after the close of the corporation's preceding fiscal year, at 10:00 o'clock A.M., local time. Any other proper business may be transacted at the annual meeting.

3. **Special Meetings.** Special meetings of the stockholders may be called by the board of directors or by the president or secretary. Business transacted at a special meeting of the stockholders shall be confined to the purpose or purposes set forth in the notice of such meeting.

4. **Notice of Stockholders' Meetings.** Written notice, stating the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given either personally or by mail to each stockholder entitled to vote at such meeting, not less than ten nor more than sixty days before the date of the meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation.

5. **Quorum of Shareholders.** Unless the certificate of incorporation provides otherwise, the holders of a majority of the shares entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at a meeting of stockholders for the transaction of any business.

-1-

6. **Adjourned Meetings.** The stockholders present at a meeting may adjourn the meeting despite the absence of a quorum. When a determination of stockholders of record entitled to notice of or to vote at any meeting of stockholders has been made, such determination shall apply to any adjournment thereof, unless the board of directors fixes a new record date for the adjourned meeting. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting any business may be transacted which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

7. **List of Stockholders.** The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the election, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

8. **Voting.** Unless otherwise provided in the certificate of incorporation, all elections of directors shall be by written ballot. Except as otherwise required by applicable law or as provided in the certificate of incorporation, at each and every meeting of the stockholders, every stockholder shall be entitled to vote in person or by proxy appointed by an instrument in writing. Each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder. Directors shall be elected by a plurality of the votes cast at a meeting of the stockholders by the holders of shares entitled to vote in the election, and any other corporate action to be taken by vote of the stockholders shall be authorized by a majority of the votes cast at a meeting of stockholders by the holders of shares entitled to vote thereon; provided, however, that where a separate vote by class is required, the affirmative vote of the majority of shares of such class present in person or represented by proxy at the meeting shall be the act of such class.

9. **Proxies.** Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally.

-2-

10. **Written Consent of Stockholders.** Any action required by the General Corporation Law of the State of Delaware to be taken at any annual or special meeting of stockholders or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE III
DIRECTORS

1. **Board of Directors.** Except as provided by the General Corporation Law of the State of Delaware or the certificate of incorporation, the business and affairs of the corporation shall be managed by or under the direction of its board of directors.

2. **Number of Directors.** The number of directors initially constituting the whole board shall be one (1). The number of directors may be increased or decreased by action of a majority of the whole board subject to the limitation that no such decrease in the number of directors shall shorten the term of any incumbent director.

3. **Election and Term of Directors.** At each annual meeting of the stockholders, the stockholders shall elect directors to hold office until the next annual meeting. Each director shall hold office until the expiration of the term for which he is elected, and until his successor has been elected and qualified, or until his prior resignation or removal.

4. **Vacancies and Newly Created Directorships.** Unless otherwise provided in the certificate of incorporation, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. A director elected to fill a vacancy shall hold office until the next meeting of stockholders at which the election of directors is in the regular order of business, and until his successor has been elected and qualified.

5. **Removal of Directors.** Any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

6. **Resignation of Directors.** A director may resign at any time by giving written notice to the corporation. Unless otherwise specified in the notice, the resignation shall take effect upon receipt

-3-

thereof by the corporation. The acceptance of a resignation shall not be necessary to make it effective.

7. **Quorum of Directors.** Unless otherwise provided in the certificate of incorporation, a majority of the whole board shall constitute a quorum for the transaction of business.

8. **Action of the Board.** Unless otherwise required by law or the certificate of incorporation, the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors.

9. **Place and Time of Board Meetings.** The board of directors may hold its meetings at the office of the corporation or at such other places, either within or without the State of Delaware, as it may from time to time determine.

10. **Regular Annual Meeting.** A regular annual meeting of the board of directors shall be held immediately following the annual meeting of stockholders at the place of such annual meeting of stockholders.

11. **Notice of Meetings of the Board; Adjournment.** Regular meetings of the board of directors may be held without notice at such time and place as it shall from time to time determine. Special meetings of the board of directors shall be held upon notice to the directors and may be called by the president upon three days' notice to each director either personally or by mail or by wire; special meetings shall be called by the president or by the secretary in a like manner on written request of two directors. A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time and place. Notice of the adjournment shall be given to all directors who were not present at the time of the adjournment and, unless such time and place are announced at the meeting, to the other directors.

12. **Chairman of Meetings of the Board.** At all meetings of the board, a chairman chosen by the board shall preside.

13. **Action by Board of Directors by Written Consent.** Any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if all members of the board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board or committee.

14. **Director and Committee Action by Conference Telephone.** Members of the board of directors, or any committee thereof, may participate in a meeting of such board or committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall constitute presence in person at such meeting.

-4-

15. Committees of the Board. The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of one or more of the directors. The board may designate one or more directors as alternate members of any such committee, who may replace any absent or disqualified member at any meeting of such committee.

16. Compensation of Directors. No compensation shall be paid to directors, as such, for their services, but by resolution of the board, a fixed sum and expenses of actual attendance at each regular or special meeting of the board may be authorized. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

17. Interested Directors. (a) No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if:

(1) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; provided, however, that in the event the whole board shall consist of one director, the contract or transaction shall be approved or ratified by vote of the stockholders, as provided below; or

(2) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

(3) The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee thereof, or the stockholders.

(b) Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes the contract or transaction.

ARTICLE IV
OFFICERS

1. Offices; Election; Term. The officers of the corporation shall be a president, a secretary and a treasurer, and such other officers (including one or more vice presidents) as the board of directors

-5-

may determine, each of whom shall be elected or appointed by the board of directors and shall have such duties, powers and functions as hereinafter provided. Any number of offices may be held by the same person. Each officer shall hold office for the term for which he is elected or appointed, and until his successor has been elected or appointed and qualified, or until his earlier resignation or removal. Any officer may resign at any time upon written notice to the corporation.

2. **President.** The president shall preside at all meetings of stockholders. He shall be an ex officio member of all standing committees and shall, in general, supervise, manage, and control all of the business and affairs of the corporation, subject to the control of the board of directors. He shall have power to sign certificates representing shares of the corporation and to sign and execute all contracts and instruments of conveyance in the name of the corporation, to sign checks, drafts, notes and orders for the payment of money, and to appoint and discharge agents and employees of the corporation, subject to the control of the board of directors. He shall perform all the duties usually incident to the office of president.

3. **Secretary.** The secretary shall keep the minutes of all meetings of the board of directors, and the minutes of all meetings of the stockholders, and also, unless otherwise directed, the minutes of all meetings of committees in books provided for that purpose. He shall give, or cause to be given, notice of all meetings of stockholders and directors, and all other notices required by law or by these by-laws, and in case of his absence or refusal so to do, any such notice may be given by any person thereunto directed by the president or by the directors or stockholders upon whose requisition the meeting is called. He shall have charge of the corporate books and records. He shall have custody of the seal of the corporation and affix the same to all instruments requiring it when authorized by the directors or the president, and attest the same. He shall sign with the president or vice-president all certificates representing shares of the corporation. And he shall, in general, perform all the duties incident to the office of secretary.

4. **Treasurer.** The treasurer shall have custody of all funds, securities, evidences of indebtedness and other valuable documents of the corporation; when necessary or proper he shall endorse on behalf of the corporation for collection checks, notes and other obligations and shall deposit the same to the credit of the corporation in such bank or banks or depository as the board of directors may designate. He shall receive and give or cause to be given receipts and acquittances for moneys paid in on account of the corporation and shall pay out of the funds on hand all just debts of the corporation of whatever nature upon maturity of the same; he shall enter or cause to be entered in books of the corporation to be kept for that purpose full and accurate accounts of all moneys received and paid out on account of the corporation, and whenever required by the president or the directors, he shall render a statement of his accounts. He shall keep or cause to be kept such other books as will show a true record of the expenses, losses, gains, assets and liabilities of the corporation; he shall at all reasonable times exhibit his books and accounts to any director of the corporation upon application at the office of the corporation during business hours; he shall sign with the president or a vice-president certificates representing shares of the corporation; he shall perform all other duties and acts incident to the office of treasurer. He shall, if required by the board of

-6-

directors, give the corporation security for the faithful performance of his duties in such sum and with such surety as the board of directors may determine.

5. **Vice-President.** The vice-president, if there be one (or, if there be more than one, the executive vice-president) shall, in the absence or disability of the president, perform the duties and exercise the powers of the president. The vice-president(s) shall have such powers and perform such duties as may be delegated to him by the president or prescribed by the board of directors.

6. **Assistant Secretaries and Assistant Treasurers.** The assistant secretaries and the assistant treasurers, if there be any, may sign with the president or vice-president, certificates representing shares of the corporation. The assistant secretaries and the assistant treasurers shall have such other powers and shall perform such other duties as may be assigned to them by the board of directors, the president or by the secretary or treasurer, respectively. In the absence or disability of the secretary or the treasurer, the assistant secretary or the assistant treasurer, respectively, shall perform all their duties and exercise all their powers. The assistant treasurer may be required to give security for the faithful performance of his duties in such sum and with such surety as the board of directors may require.

7. **Removal of Officers.** Any officer elected or appointed by the board of directors may be removed by the board of directors with or without cause.

8. **Vacancies.** If the office of any officer becomes vacant, the directors may appoint any qualified person to fill such vacancy, who shall hold office for the unexpired term of his predecessor and until his successor is elected or appointed and qualified.

9. **Compensation of Officers.** The officers shall receive such salary or compensation as may be determined by the board of directors. No officer shall be precluded from receiving any compensation by reason of the fact that he is also a director of the corporation.

ARTICLE V
SHARES

1. **Certificates Representing Shares.** The shares of the corporation shall be represented by certificates in such form as shall be prepared or approved by the board of directors and shall be numbered consecutively. The certificates shall be signed by the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

-7-

2. **Lost, Destroyed and Stolen Share Certificates.** Any person claiming a certificate representing shares to be lost, apparently destroyed or wrongfully taken shall make an affidavit or affirmation of that fact, and, if required by the board of directors, shall give the corporation an indemnity bond in such form and in such amount as the board may determine, to protect it or any person injured by the issue of the new certificate from any liability or expense which it or they may incur by reason of the original certificate remaining outstanding, whereupon a new certificate may be issued of the same tenor and for the same number of shares as the one alleged to be lost, destroyed or wrongfully taken if the claimant so requests prior to notice to the corporation that the lost, apparently destroyed or wrongfully taken certificate has been acquired by a bona fide purchaser.

3. **Transfer of Shares.** The certificated shares of the corporation shall be transferable only upon its books by the holders thereof in person or by their duly authorized attorneys or legal representatives, and upon such transfer the old certificates duly endorsed or accompanied by evidence of succession, assignment or authority to transfer shall be surrendered to the corporation by the delivery thereof to the person in charge of the list of stockholders and the transfer books and ledgers, or the transfer agent, or to such other person as the board may designate, by whom they shall be canceled, and new certificates shall thereupon be issued. A record shall be made of each transfer, and whenever any transfer of shares shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of transfer if, when the certificates are presented to the corporation for transfer, both the transferor and transferee request the corporation to do so.

4. **Record of Stockholders.** The corporation shall keep at its office or at the office of its transfer agent or registrar a record containing the names and addresses of all stockholders, the number and class of shares held by each and the dates when they respectively became the owners of record thereof in written form or in any other form capable of being converted into written form within a reasonable time. The corporation shall be protected in treating the persons in whose names shares stand on the record of stockholders as the owners thereof for all purposes, and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person whether or not it shall have express or other notice thereof, except as expressly provided by the laws of the State of Delaware.

5. **Fixing Record Date.** In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. If no record date is fixed, it shall be determined in accordance with the provisions of the laws of the State of Delaware.

- 8 -

ARTICLE VI
AMENDMENT AND REPEAL OF BY-LAWS

Except as provided in the certificate of incorporation, the by-laws may be adopted, amended or repealed by vote of the stockholders entitled to vote in the election of directors.

ARTICLE VII
MISCELLANEOUS PROVISIONS

1. **Fiscal Year.** The fiscal year of the corporation shall begin on the first day of January and terminate on the thirty-first (31st) day of December in each calendar year.

2. **Dividends.** The board of directors may, but shall not be required to, declare, and the corporation may pay, dividends in cash, in property, or in shares of the corporation's capital stock. Such dividends may be declared or paid out of surplus, or, in case there shall be no such surplus, out of the corporation's net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, upon such terms and conditions provided by the certificate of incorporation or by law. The directors may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

3. **Seal of Corporation.** The seal of the corporation shall be circular in form and have inscribed thereon the name of the corporation, the year of its organization, and the words "Corporate Seal" and "Delaware". The seal shall be in the charge of the secretary. If and when so directed by the board of directors or the president, a duplicate of the seal may be kept and used by the secretary, assistant secretary, treasurer or assistant treasurer. The seal may be used by causing it or a facsimile to be affixed or impressed or reproduced in any other manner.

4. **Waivers.** Whenever notice is required to be given under any provision of the General Corporation Law of the State of Delaware or of the certificate of incorporation or these by-laws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the stockholders, directors or members of a committee of directors, need be specified in any written waiver of notice unless so required by the certificate of incorporation.

5. **Execution of Instruments.** All checks, drafts, notes, contracts or other obligations of the corporation shall be signed or countersigned, executed, verified, or acknowledged by the president or such of the officers of the corporation or by such other person or persons as may be authorized by the board of directors.

-9-

6. **Reference to Certificate of Incorporation.** References in these by-laws to the certificate of incorporation shall include all amendments thereto or changes thereof unless specifically excepted.

ARTICLE VIII
INDEMNIFICATION

The corporation shall, to the full extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as amended from time to time, indemnify all persons it may indemnify pursuant thereto.

-10-

Delaware

PAGE 1

The First State

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF RENEWAL OF "MONTANA ACQUISITION CORPORATION", FILED IN THIS OFFICE ON THE TWENTY-EIGHTH DAY OF OCTOBER, A.D. 2004, AT 1:33 O'CLOCK P.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

Harriet Smith Windsor

Harriet Smith Windsor, Secretary of State

3241708 8100

040779357

AUTHENTICATION: 3442101

DATE: 10-28-04

CERTIFICATE OF RENEWAL AND REVIVAL OF CHARTER
OF
MONTANA ACQUISITION CORPORATION

Montana Acquisition Corporation, a corporation organized under the laws of Delaware, the charter of which was voided for non-payment of taxes, now desires to procure a restoration, renewal and revival of its charter, and hereby certifies as follows:

1. The name of the corporation is Montana Acquisition Corporation (the "Corporation").

2. The Corporation's registered office in the State of Delaware is located at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, County of New Castle. The name and address of the Corporation's registered agent is Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, County of New Castle.

3. The date of filing of the original Certificate of Incorporation in Delaware was June 6, 2000.

4. The date when restoration, renewal, and revival of the charter of the Corporation is to commence is the 29th day of February, 2004, same being prior to the date of the expiration of the charter. This renewal and revival of the charter of the Corporation is to be perpetual.

5. The Corporation was duly organized and carried on the business authorized by its charter until the 1st day of March, 2004, at which time its charter became inoperative and void for non-payment of taxes, and this Certificate of Renewal and Revival is filed by authority of the duly elected directors of the Corporation in accordance with the laws of the State of Delaware.

IN TESTIMONY WHEREOF, and in compliance with the provisions of Section 312 of the General Corporation Law of the State of Delaware, as amended, providing for the renewal, extension and restoration of charters, Leslie M. Apple, the last and acting authorized officer, hereunto set his hand to this certificate this 28th day of October, 2004.

/s/ Leslie M. Apple
Leslie M. Apple, President

State of Delaware
Secretary of State
Division of Corporations
Delivered 02:02 PM 10/28/2004
FILED 01:33 PM 10/28/2004
SRV 040779357 - 3241708 FILE

4833/dor/cert of renewal